UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 10, 2006
THE GOLDMAN SACHS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

85 Broad Street
New York, New York	10004

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 902-1000
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
      (d) On November 10, 2006, The Goldman Sachs Group, Inc. (the Registrant) announced that Rajat K. Gupta has been appointed as a member of the Registrant’s Board of Directors, effective immediately. Mr. Gupta has been appointed to the Registrant’s Corporate Governance and Nominating, Compensation and Audit Committees. A copy of the letter agreement between the Registrant and Mr. Gupta is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.
      A copy of the Registrant’s press release relating to Mr. Gupta’s appointment as director is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
      (d) Exhibits
      The following exhibits are furnished or filed as part of this Current Report on Form 8-K:
      99.1 Letter, dated November 10, 2006, from The Goldman Sachs Group, Inc. to Mr. Rajat K. Gupta.
      99.2 Press release of the Registrant, dated November 10, 2006.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC. (Registrant)
Date: November 10, 2006	By:	/s/ Gregory K. Palm
		Name:	Gregory K. Palm
		Title:	Executive Vice President and General Counsel